Fees Summary	Dec. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 58,067,480.25
Previously Paid Amount	9,510.16
Total Fee Amount	8,019.12
Total Offset Amount	0.00
Net Fee	$ 0.00